Supplement to Prospectus dated June 27, 1997




                   PAYDEN & RYGEL GROWTH & INCOME FUND


As a result of changes in the tax laws, the holding period for common stocks in the Payden & Rygel Growth & Income Fund, discussed on pages 21 and 22 of the Prospectus, has been changed from one year to eighteen months.



                             August 22, 1997